OFFICE DEPOT, INC.

FORWARD - LOOKING STATEMENTS
You should be aware that except for historical information, the matters discussed herein are forward-looking statements within the meaning of the private securities litigation reform act, as amended. Forward-looking statements, including projections and anticipated levels of future performance, involve risks and uncertainties which may cause actual results to differ materially from those discussed herein. You are urged to review our filings with the SEC and our press releases from time to time for details of these risks and uncertainties.

OFFICE DEPOT
o Global, multi-channel supplier of business products and services
o 829 office supply stores in North America
o Nationwide full service contract stationer business
o Leading direct marketer in U.S., Europe and Australia
o Industry leader in
  e-commerce sales

WHY INVEST IN ODP?
o Size leader in stable, growing industry
o More than a big box North American retailer
o Undisputed e-commerce leadership
o Profitable international growth platform
o Improving performance


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WHY INVEST IN ODP?
Stable, Growing U.S. Industry
o Market size estimated to be approximately $200 billion
o Market growing faster than GDP
o More rational competitive behavior o Still room for more retail stores (market by market)
o Market share gains still possible in delivery

WHY INVEST IN ODP?
Stable, Growing Industry Internationally
o Market size estimated to be larger than the U.S.
o Market growing faster than GDP
o More fragmented than the U.S.
o ODP/Viking leadership positions in catalog, delivery and the Internet
o Leading position in French retail office supply market

WHY INVEST IN ODP?
More Than Just a Retailer...
o    Revenue (1997-2000) 3-Year CAGR
    o Retail: 11%
    o BSG: 13%
    o International: 18%
    o International (local): 24%
o    1997 Revenues (% of Total)
    o North American Retail: 58%
    o BSG: 31%
    o International Division: 11%
o    2001 Company Estimated Revenues (% of Total)
    o North American Retail: 53%
    o BSG: 33%
    o International Division: 14%
    o Worldwide e-commerce (consolidated within BSG and International segments): 13%

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WHY INVEST IN ODP?
More Than Just a Retailer...
o    1997 Operating Profit (% of Total)
    o North American Retail: 56%
    o BSG: 28%
    o International Division: 16%
o    2001 Company Estimated Operating Profit (% of Total)
    o North American Retail: 41%
    o BSG: 34%
    o International Division: 25%

WHY INVEST IN ODP?
More Than Just a Retailer...
o Office Depot sells more office products to more customers, in more countries around the world than anyone else
o Touch customers of all sizes through different channels and brands around the world
o Highly targeted to each country, channel and customer
o Highly synergistic across channels
     - Leverage "bricks and clicks"


WHY INVEST IN ODP?
E-commerce Leadership
o Thirteen distinct Web sites in eight countries around the world
o $982 million in worldwide revenues in 2000
o Profitable
o Fully integrated across systems/delivery networks
o Acquisition of 4Sure.com
     - New business model
o Award winning
o Highly targeted to customers needs


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WHY INVEST IN ODP?
Global Reach
                            STORES                    WAREHOUSES
                            ------                    ----------
USA                          795                              25
AUSTRALIA                      -                              3
BELGIUM                        -                              1
CANADA                        34                              -
FRANCE                        27                              2
GERMANY                        -                              2
HUNGARY(2)                     3                              -
IRELAND                        -                              1
ISRAEL(1)                    22                               1
ITALY                         -                               1
JAPAN                         7                               2
MEXICO(1)                    55                               2
THE NETHERLANDS               -                               1
POLAND(2)                    16                               -
THAILAND(2)                   2                               -
UNITED KINGDOM                -                               3

(1)   Joint Venture
(2)   License agreement



WHY INVEST IN ODP?
Profitable International Growth Platform
o  Think global, act local
o  Clear differentiation from SPLS and OMX
o  Consistent growth in sales and operating profit
o  International Sales:
     -  1998: $1.1 billion
     -  1999: $1.3 billion
     -  2000: $1.5 billion
     -  2001 Goldman Sachs Estimate: $1.6 billion
o  International Operating Profit:
     -  1998: $147 million
     -  1999: $163 million
     -  2000: $179 million
     -  2001 Goldman Sachs Estimate: $223 million
3-Year CAGR (US$): Sales: 18%; Operating Profit: 16%

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WHY INVEST IN ODP?
Improving Performance
o Sequential improvement in retail comps
o Gross margins increasing across all channels
o Operating costs essentially flat to last year
o Improving returns on capital
o Free cash flow growing
o Solid balance sheet

   Stock price rising, still under valued

WHY INVEST IN ODP?
Improving Performance

Retail Comps:
         1st Qtr: -10%
         2nd Qtr: -9%
         3rd Qtr Estimate: -4% to -6%

Gross Margins*:
         4th Qtr: 26%
         1st Qtr: 27%
         2nd Qtr: 29%
(* Excludes one-time charges and credits.)

Operating Margin:
         4th Qtr: 6%
         1st Qtr: 7%
         2nd Qtr: 8%

Free Operating Cash Flow**:
         1998: $446 million
         1999: ($23) million
         2000: 49 million
         2001 Estimate: $250 million
(** Free operating cash flow = funds from operations minus capital expenditures.)


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                           MORE THAN JUST A RETAILER,
                                     BUT....

WHY INVEST IN ODP?
North American Retail

          o To Shop
          o To Work
          o To Invest

NORTH AMERICAN RETAIL
Compelling Place to Shop
o Re-engineered real estate strategy
o "Show-time"
o Re-merchandising
o New store prototype
o Customer Service Index (CSI)

NORTH AMERICAN RETAIL
Real Estate
o Open 45-50 stores per year
     - Existing markets
     - New smaller markets
o Dramatically improved site selection process
o Minimum return on capital requirements
o Opportunity to evaluate almost 300 lease renewals over the next five years
     - Renew/remodel/new prototype
     - Relocate
     - Close

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NORTH AMERICAN RETAIL
Re-merchandising
o Improved signage
     - Overhead signage
     - End caps signage
     - Aisle markers
o More self service
     - Enhanced
       sales tools
o Enhanced lighting

NORTH AMERICAN RETAIL
Compelling Place to Work
o Employee retention is rising
     - Turnover declining
o Focused on "task reductions"
o Instituted new informational tools
     - Store portal
o Improved training
o "CEO" of your store

NORTH AMERICAN RETAIL
Compelling Place to Invest
o Focused on top line growth
     - Customer service
     - Driving market baskets and average transaction size
o Cost management programs in place
     - Testing new payroll models
o Investing for the future
     - Internet access points
     - New prototype

WHY INVEST IN ODP?
North American Business Services Group
o Market share gains still possible
o Fully integrated systems/delivery network
o Focused on driving efficiency and productivity in our warehouses

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o Focus on fully allocated customer profitability
o Customer service metrics at an all-time high
o Operating metrics substantially improving

WHY INVEST IN ODP?
International
o Low risk, high return approach to entering and developing new markets
     - Enter new markets and countries with higher margin catalog business, typically Viking
     - Leverage existing platforms to open new delivery channels
     - Highly selective retail strategy
o Using a disproportionate share of total CAPEX to expand internationally

FRENCH RETAIL OVERVIEW
o 27 Retail stores
o Profitable on four wall basis within 10-14 months of opening
o Comparable store sales in France exceeded 30% in 2000
o Aggressive expansion plans
  (15-25 stores per year)
o Estimated 175 total superstore market potential in France
- Less than 25 other

JAPANESE OVERVIEW
o Japan is the second largest office supplies market in world
- Highly fragmented
o 7 Retail stores in Tokyo market area
o Still refining retail and catalog model
o Not yet profitable on four wall basis, but declining losses



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WHY INVEST IN ODP?
Strong LT Growth Opportunities
NA Retail (mid-high single digits)
o Comp store growth (2-4%)
o New store growth
NA Delivery (high single/low double digits)
o Contract
o E-commerce
International (mid-high teens $)
o New channels
o New countries
o Acquisitions

WHY INVEST IN ODP?
Company Wide Cost Management Programs
o Restructured, more accountable organization
o New measurement tools
o Re-engineering processes to drive productivity and enhance customer service
o Moving processes to the Internet at
  a fast pace

WHY INVEST IN ODP?
Focus on Financial Strategies/Goals
o Earnings growth
o Cash flow
o Capital expenditures
o RONA
o ROE


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FINANCIAL OVERVIEW
Return on Net Assets:
         1998: 7%
         1999: 7%
         2000: 1%
         2001E(1): 5%

Return on Equity(2):
         1998: 17%
         1999: 16%
         2000: 12%
         2001E(3): 18%

Capital Expenditures:
         1998: $233 million
         1999: $392 million
         2000: $268 million
         2001E: $250 million


INVESTMENT HIGHLIGHTS
o Stable industry
o Multi-channel
o Global
o Growth opportunities
o Improvement in retail
o Cost management
o Solid focus on financial goals


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1 Annualized from 2Q01
2 Excluding one-time charges and credits
3 Source: Goldman Sachs